EXHIBIT 10.1


                                  STATEMENT OF
                                EDWARD J. DALE,
                           AND MARILLION PARTNERSHIP
                                     AS TO
                THE JOINT FILING OF SCHEDULE 13D/AMENDMENT NO. 3

We, the Undersigned, hereby consent to the joint filing with the Securities and Exchange Commission ("SEC") of the Schedule 13D/Amendment No. 3, dated July 20, 2012 on our behalf by Edward J. Dale.

Date:  July 20, 2012





                                               EDWARD W. DALE

                                               /s/ Edward W. Dale
                                               ---------------------------------
                                               Edward W. Dale



                                               MARILLION PARTNERSHIP

                                               /s/ Randall J. Ewens
                                               ---------------------------------
                                               Randall J. Ewens, Sole Director
                                               Gate Five Pty Ltd, trustee of
                                               Marillion Trust, a partner of
                                               Marillion Partnership


                                               /s/ Randall J. Ewens
                                               ---------------------------------
                                               Randall J. Ewens, Sole Director
                                               Unity Domain Pty Ltd, a partner
                                               of Marillion Partnership